UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 2, 2015 (October 31, 2015)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 31, 2015, OUTFRONT Media Inc. (the “Company”), Outdoor Systems Americas HoldCo Sub Cooperatief U.A., a wholly-owned subsidiary of the Company (“HoldCo”), and Outfront Media LLC, a wholly-owned subsidiary of the Company (“Outfront LLC” and, together with the Company and HoldCo, the “Seller”), entered into a definitive Purchase and Sale Agreement (the “Sale Agreement”) with JCDecaux SA (“JCDecaux”), JCDecaux Latin America Investments Holding SL Unipersonal, a wholly-owned subsidiary of JCDecaux (“JCDecaux Latam”), and Corporacion Americana de Equipamientos Urbanos, S.L., a majority-owned subsidiary of JCDecaux (“Corameq” and, together with JCDecaux Latam, the “Buyer”), relating to the sale of the Company’s outdoor advertising business in Argentina, Brazil, Chile, Mexico and Uruguay (the “Latin America Business”). Pursuant to the Sale Agreement, the Seller agreed to sell all of its equity interests in HoldCo and in a Mexican subsidiary (the “Transaction”), which hold all of the assets of the Latin America Business, to the Buyer, for $82.0 million in cash, payable on the date of the consummation of the Transaction (the “Closing”), subject to working capital and indebtedness adjustments at and following the Closing.

Under the Sale Agreement, the Seller has agreed to customary covenants to, among other things, operate the Latin America Business in the ordinary course during the period between execution of the Sale Agreement and the Closing, and not to compete with the Latin America Business for a period of three years from the Closing, subject to certain exceptions.  Subject to certain limitations, the Seller and the Buyer have agreed to indemnify each other for losses arising from certain breaches of the Sale Agreement, certain tax liabilities and certain other liabilities.

The consummation of the Transaction is expected to occur in the first half of 2016, subject to customary closing conditions, including, among others, (i) the absence of any enacted or pending law, order, judgment or litigation by a governmental authority enjoining or prohibiting, or seeking to enjoin or prohibit, the consummation of the Transaction (a “Legal Impediment”); and (ii) receipt of antitrust approval in Mexico (the “Antitrust Approval”). The obligation of the Buyer to consummate the Transaction is also conditioned on the absence of a material adverse effect on the Latin America Business following the date of the Sale Agreement. The obligation of each party to consummate the Transaction is conditioned on each party’s representations and warranties being true and correct (subject to materiality qualifications) and each party having performed in all material respects its obligations under the Sale Agreement. In addition, the Sale Agreement may be terminated under certain circumstances, including (i) by mutual written agreement of the Buyer and the Seller; (ii) by either the Buyer or the Seller if the Closing does not occur within six months after the date of the Sale Agreement, with an optional two-month extension in the event the Closing has not occurred due a Legal Impediment or failure to receive the Antitrust Approval; or (iii) by either the Buyer or the Seller if a breach by either the Buyer or the Seller causes certain closing conditions not to be satisfied and the breach cannot be cured within 60 days following receipt by the non-breaching party of notice of the breach.

Cautionary Statement Concerning Forward-Looking Statements

The Company has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “may” or “expect,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions relating to the Transaction and any potential benefits of the Transaction. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: consummating the Transaction may be more difficult, costly or time consuming than expected and the anticipated benefits may not be fully realized; the parties being unable to satisfy closing conditions of the Transaction, which could delay or cause the parties to abandon the Transaction; a change, event or occurrence that could give rise to the termination of the Sale Agreement or the Transaction; the failure to obtain necessary regulatory approval or obtaining regulatory approval subject to conditions that are not anticipated; any diversion of management time on Transaction-related issues; declines in advertising and general economic conditions; competition; government regulation; seasonal variations; acquisitions and other strategic transactions that the Company may pursue could have a negative effect on its results of operations; dependence on our management team and advertising executives; restrictions in the agreements governing the Company’s indebtedness; asset impairment charges for goodwill; diverse risks in the Company’s international business; legislative, administrative, regulatory or other actions affecting real estate investment trusts (“REITs”), including positions taken by the Internal Revenue Service (the “IRS”); the Company’s failure to remain qualified to be taxed as a REIT; complying with REIT requirements may cause the Company to liquidate investments or forgo otherwise attractive opportunities; even if the Company remains qualified to be taxed as a REIT, and it sells assets, it could be subject to tax on any unrealized net built-in gains in the assets held before electing to be treated as a REIT; the IRS may deem the gains from sales of the Company’s outdoor advertising assets to be subject to a 100% prohibited transaction tax; the Company may not be able to engage in desirable strategic or capital-raising transactions as a result of its separation from CBS Corporation, and the Company could be liable for adverse tax consequences resulting from engaging in significant strategic or capital-raising transactions; and other factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014, filed with the SEC on March 6, 2015. All forward-looking statements in this report apply as of the date of this report or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: November 2, 2015